As filed with the Securities and Exchange Commission on April 30, 1999

                                                      REGISTRATION NO. 333-12989
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------
                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-6

                                -----------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                                -----------------

            PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
                              (EXACT NAME OF TRUST)
                        PHOENIX LIFE AND ANNUITY COMPANY
                               (NAME OF DEPOSITOR)

                                -----------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             DONA D. YOUNG, ESQUIRE
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                        PHOENIX LIFE AND ANNUITY COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                   COPIES TO:

              MICHAEL BERENSON, ESQ.                               EDWIN L. KERR, ESQ.
JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP                       COUNSEL
          1025 THOMAS JEFFERSON ST. N.W.               PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                  SUITE 400 EAST                                    ONE AMERICAN ROW
            WASHINGTON, D.C. 20007-0805                     HARTFORD, CONNECTICUT 06102-5056

                               -----------------


     It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on             pursuant to paragraph (a)(1) of Rule 485
     If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                  CAPTION IN PROSPECTUS
-----------                  ---------------------

     1                 The VUL Account
     2                 Phoenix Life and Annuity Company
     3                 Not Applicable
     4                 Sales of Policies
     5                 The VUL Account
     6                 The VUL Account
     7                 Not Applicable
     8                 Not Applicable
     9                 Legal Proceedings
    10                 The Policy
    11                 Investments of the VUL Account
    12                 Investments of the VUL Account
    13                 Charges and Deductions; Investments of the VUL Account
    14                 Premium Payment; Allocation of Issue Premium; Right to
                         Cancel Period
    15                 Allocation of Issue Premium; Transfer of Policy Value
    16                 Investments of the VUL Account
    17                 Surrenders
    18                 Allocation of Issue Premium; Transfer of Policy Value;
                         Reinvestment and Redemption
    19                 Voting Rights; Reports
    20                 Not Applicable
    21                 Policy Loans
    22                 Not Applicable
    23                 Safekeeping of the VUL Account's Assets
    24                 Not Applicable
    25                 Phoenix Life and Annuity Company
    26                 Charges and Other Deductions; Investments of the
                         VUL Account
    27                 Phoenix Life and Annuity Company
    28                 Phoenix Life and Annuity Company; The Directors and
                         Executive Officers of Phoenix Life and Annuity Company
    29                 Not Applicable
    30                 Not Applicable
    31                 Not Applicable
    32                 Not Applicable
    33                 Not Applicable
    34                 Not Applicable
    35                 Phoenix Life and Annuity Company
    36                 Not Applicable
    37                 Not Applicable
    38                 Sales of Policies
    39                 Sales of Policies
    40                 Not Applicable
    41                 Sales of Policies
    42                 Not Applicable
    43                 Not Applicable
    44                 Determination of Subaccount Values
    45                 Not Applicable
    46                 Determination of Subaccount Values
    47                 Allocation of Issue Premium; Determination of
                         Subaccount Values
    48                 Not Applicable

N-8B-2 ITEM                  CAPTION IN PROSPECTUS
-----------                  ---------------------

    49                 Not Applicable
    50                 Not Applicable
    51                 Phoenix Life and Annuity Company; The Policy;
                         Charges and Deductions
    52                 Investments of the VUL Account
    53                 Federal Tax Considerations
    54                 Not Applicable
    55                 Not Applicable
    56                 Not Applicable
    57                 Not Applicable
    58                 Not Applicable
    59                 Not Applicable

                                                             FLEX EDGE SUCCESS

                                                       VARIABLE UNIVERSAL LIFE
                                                              INSURANCE POLICY

                                                                     Issued by

                                                                  PHOENIX LIFE
                                                           AND ANNUITY COMPANY

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
             PO Box 8027
             Boston, MA 02266-8027
[telephone]  Tel. 800/541-0171

PROSPECTUS                             MAY 1, 1999

This Prospectus describes a flexible premium variable universal life insurance policy. The Policy provides lifetime insurance protection.

The Policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of Policy Values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE PHOENIX EDGE SERIES FUND
----------------------------
   MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
     [diamond] Phoenix Research Enhanced Index
     [diamond] Phoenix-Aberdeen International
     [diamond] Phoenix-Engemann Nifty Fifty
     [diamond] Phoenix-Goodwin Balanced
     [diamond] Phoenix-Goodwin Growth
     [diamond] Phoenix-Goodwin Money Market
     [diamond] Phoenix-Goodwin Multi-Sector Fixed Income
     [diamond] Phoenix-Goodwin Strategic Allocation
     [diamond] Phoenix-Goodwin Strategic Theme
     [diamond] Phoenix-Hollister Value Equity
     [diamond] Phoenix-Oakhurst Growth and Income
     [diamond] Phoenix-Schafer Mid-Cap Value
     [diamond] Phoenix-Seneca Mid-Cap Growth

   MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
     [diamond] Phoenix-Aberdeen New Asia

   MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
     [diamond] Phoenix-Duff & Phelps Real Estate Securities


TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
   MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
     [diamond] Templeton Asset Allocation
     [diamond] Templeton International
     [diamond] Templeton Stock

   MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
      [diamond] Templeton Developing Markets

   MANAGED BY FRANKLIN MUTUAL ADVISERS, INC.
     [diamond] Mutual Shares Investments


WANGER ADVISORS TRUST
---------------------
   MANAGED BY WANGER ASSET MANAGEMENT, L.P.
     [diamond] Wanger Foreign Forty
     [diamond] Wanger International Small Cap
     [diamond] Wanger Twenty
     [diamond] Wanger U.S. Small Cap


    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed Policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

    This Prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                  Page
--------------------------------------------------------------
SPECIAL TERMS .........................................    3
SUMMARY ...............................................    4
PERFORMANCE HISTORY....................................    5
PHOENIX LIFE AND ANNUITY COMPANY AND
   THE VUL ACCOUNT.....................................    5
   PLAC ...............................................    5
   The VUL Account ....................................    5
   The GIA ............................................    5
THE POLICY ............................................    6
   Introduction .......................................    6
   Eligible Purchasers ................................    6
   Flexible Premiums ..................................    6
   Allocation of Issue Premium ........................    7
   Right to Cancel Period .............................    7
   Temporary Insurance Coverage .......................    7
   Transfer of Policy Value ...........................    7
     Systematic Transfer Program.......................    7
     Nonsystematic Transfers ..........................    8
   Determination of Subaccount Values .................    9
   Death Benefit ......................................    9
   Surrenders .........................................   10
   Policy Loans .......................................   11
   Lapse ..............................................   11
   Payment of Premiums During Period of Disability ....   12
   Additional Insurance Options .......................   12
   Additional Rider Benefits ..........................   12
INVESTMENTS OF THE VUL ACCOUNT ........................   13
   Participating Investment Funds......................   13
   Investment Advisers.................................   15
   Services of the Advisers ...........................   15
   Reinvestment and Redemption ........................   16
   Substitution of Investments ........................   16
CHARGES AND DEDUCTIONS ................................   16
   General.............................................   16
   Charges Deducted Once ..............................   16
     Premium Tax Charge................................   16
     Federal Tax Charge................................   16
   Periodic Charges....................................   16
   Conditional Charges.................................   17
   Investment Management Charge........................   18
   Other Taxes ........................................   18
GENERAL PROVISIONS ....................................   18
   Postponement of Payments ...........................   18
   Payment by Check ...................................   18
   The Contract .......................................   18
   Suicide ............................................   18
   Incontestability ...................................   19
   Change of Owner or Beneficiary .....................   19
   Assignment .........................................   19
   Misstatement of Age or Sex .........................   19
   Surplus.............................................   19
PAYMENT OF PROCEEDS ...................................   19
   Surrender and Death Benefit Proceeds ...............   19
   Payment Options ....................................   19
FEDERAL TAX CONSIDERATIONS ............................   20
   Introduction .......................................   20
   PLAC's Tax Status ..................................   20
   Policy Benefits ....................................   20
   Business-Owned Policies.............................   21
   Modified Endowment Contracts .......................   21
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   22
   Qualified Plans ....................................   22
   Diversification Standards ..........................   22
   Change of Ownership or Insured or Assignment .......   23
   Other Taxes ........................................   23
VOTING RIGHTS .........................................   23
THE DIRECTORS AND EXECUTIVE OFFICERS OF PLAC...........   24
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   24
SALES OF POLICIES .....................................   24
STATE REGULATION ......................................   24
REPORTS ...............................................   24
LEGAL PROCEEDINGS .....................................   24
LEGAL MATTERS .........................................   24
REGISTRATION STATEMENT ................................   25
YEAR 2000 ISSUE........................................   25
FINANCIAL STATEMENTS ..................................   25
APPENDIX A ............................................   41
APPENDIX B ............................................   45
APPENDIX C.............................................   46


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
-------------------------------------------------------------------------------

     The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.

FUNDS: The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund.

GENERAL ACCOUNT: The general asset account of PLAC.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of PLAC.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to PLAC and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the Policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PLAC (COMPANY, OUR, US, WE): Phoenix Life and Annuity Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the 1-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the 1-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): PLAC Variable Universal Life Account, a separate account of the company.

SUMMARY
-------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the Issue Premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The Policy Value varies with the investment performance of the Funds and is not guaranteed.

    The Policy Value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]     Generally, you may take loans against 90% of the Policy's Cash
              Surrender Value subject to certain conditions. See "Policy Loans."

[diamond]     You may partially surrender any part of the policy anytime. A partial surrender charge of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]     You may fully surrender this Policy anytime for its Cash Surrender
              Value. A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]     Both a fixed and variable benefit is available under the Policy.

              [bullet] The fixed benefit is equal to the Policy's Face Amount (Option 1)

              [bullet] The variable benefit equals the Face Amount plus the Policy Value (Option 2)

[diamond]     After the first year, you may reduce the Face Amount. Certain restrictions apply, and generally, the minimum Face Amount is $250,000.

[diamond]     The death benefit is payable when the Insured dies. See "Death
              Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The Death Benefit Guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond]     Disability Waiver of Specified Premium

[diamond]     Accidental Death Benefit

[diamond]     Death Benefit Protection

[diamond]     Whole Life Exchange Option

[diamond]     Purchase Protection Plan

[diamond]     Living Benefits

[diamond]     Cash Value Accumulation

[diamond]     Child Term

[diamond]     Family Term

[diamond]     Business Term

    Availability of these Riders depends upon state approval and may involve an extra cost.

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond]     Taxes

    [bullet]   State Premium Tax Charge--2.25%
    [bullet]   Federal Tax Charge--1.50%

    See "Deductions and Charges" for a detailed discussion.

FROM POLICY VALUE
[diamond]     Issue Expense Charge--Deducted in the first Policy Year only and payable in 12 monthly installments.

[diamond]     Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insured.

[diamond]     Surrender Charge--Deducted if the Policy is surrendered within the first 10 Policy Years. See "Surrender Charge."

[diamond]     Partial Surrender Charge--may be deducted for partial surrenders.

FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge:

[diamond]     Policy Years 1 through 15--.80% annually;

[diamond]     Policy Years 16 and after--.25% annually.

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]     within 10 days after you receive the Policy, or

[diamond]     within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]     within 45 days of completing the application;

whichever is latest.

    See "Right to Cancel Period."

RISK OF LAPSE
    The Policy will remain in force as long as the Cash Surrender Value is enough to pay the necessary monthly charges incurred under the Policy. When the Cash Surrender Value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX LIFE AND ANNUITY COMPANY AND
THE VUL ACCOUNT
-------------------------------------------------------------------------------
PLAC
    We are an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"). Our executive office is located at One American Row, Hartford, Connecticut 06102-5056, and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. We are a Connecticut stock company, formed to write life insurance and annuity contracts. Formerly, Phoenix was Savers Life Insurance Company of America, chartered in Missouri in 1981. We redomesticated to Connecticut in April, 1997.

THE VUL ACCOUNT
    The VUL Account is a separate account of PLAC, established on July 1, 1996 and governed under the laws of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or PLAC by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of Policy Value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    PLAC does not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall Policy Value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of PLAC, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under Connecticut law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of PLAC.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. PLAC reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. PLAC will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2%. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    On the last business day of each calendar week, PLAC sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Policy Value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total Policy Value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

[diamond]     Year One: 25% of the total value

[diamond]     Year Two: 33% of remaining value

[diamond]     Year Three: 50% of remaining value

[diamond]     Year Four: 100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
-------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a flexible premium variable universal life insurance policy. The Policy has a death benefit, Cash Surrender Value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy Value varies according to the investment performance of the Series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

FLEXIBLE PREMIUMS
    The Issue Premium required depends on a number of factors, such as:

[diamond]     age;

[diamond]     sex;

[diamond]     rate class of proposed Insured;

[diamond]     desired Face Amount;

[diamond]     supplemental benefit; and

[diamond]     planned premiums

    The minimum Issue Premium for a Policy is generally 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the Schedule Page of the Policy. The Issue Premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by a 2.25% charge for state premium tax and also by a federal tax charge of 1.50%. The Issue Premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to PLAC upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will be first used to fund any monthly deductions during the grace period. Any balance will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Nonsystematic Transfers."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of PLAC (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of PLAC (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the right to cancel period, the policy value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

RIGHT TO CANCEL PERIOD
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]     by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]     within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]     within 45 days after completing the application,

whichever occurs latest (the "Right to Cancel Period").

    We treat a returned Policy as if we never issued it and, except for Policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the then current Policy Value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the Issue Premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging

("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. PLAC and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for PLAC, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that PLAC and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, PLAC and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that PLAC and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond]     the entire balance in the Subaccount or the GIA is being
              transferred; or

[diamond]     the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per Policy Year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond]     Year One: 25% of the total value

[diamond]     Year Two: 33% of the remaining value

[diamond]     Year Three: 50% of the remaining value

[diamond]     Year Four: 100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can hurt Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policy Owners), unless the registered representative's broker-dealer firm and PLAC have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Right to Cancel Period.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each Subaccount of the VUL Account on the first Valuation Date of that Subaccount. The unit value of a Subaccount on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to six decimal places. The unit value of each Subaccount on a Valuation Date is determined at the end of that day.

    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B) - (D) where:
    --------
     (C)

(A) The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

(B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

(C) The value of the assets in the Subaccount as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the Valuation Period ending on that date.

(D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the Policy's Face Amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the Policy's Face Amount on the date of the death of the Insured, plus the Policy Value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the Policy Value on the date of death of the Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A Guaranteed Death Benefit Rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial Face Amount or the Face Amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in Face Amount permitted.

    After the first 10 Policy Years, there will be a monthly charge equal to $0.01 per $1,000 of Face Amount for policies issued with a Guaranteed Death Benefit Rider.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time after the first Policy Anniversary, you may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the Policy Anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy Value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the Cash Surrender Value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel Period (see "The Policy--Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules."

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT
    A partial surrender or a decrease in Face Amount generally decreases the death benefit. Upon a decrease in Face Amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. If the change is a decrease in Face Amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in Face Amount at any time after the first Policy Year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date we approve the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the Policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the Policy is In Force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's Cash Surrender Value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the Policy Value will be reduced by the sum of the following:

(1) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

(2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

(3) A Partial Surrender Charge. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The Face Amount of the Policy will be reduced by the same amount as the Policy Value is reduced as described above.

POLICY LOANS
    Generally, while the Policy is in force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the Policy Value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding Debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2%, compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any Debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding Debt unless specified as a premium payment by you. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insured while the Policy is In Force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the Policy Value becomes insufficient to maintain the Policy in force.

    The proceeds of Policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, PLAC may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another PLAC policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

    Policy Years 1-10:               4%
    Policy Years 11-15:              3%
    Policy Years 16 and thereafter:  2 1/2%

    At the end of each Policy Year, any interest due on the Debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the Policy Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has a similar effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.

LAPSE
    Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its Maturity Date.

    If on any Monthly Calculation Day during the first two Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five Policy Years or until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period, the Policy will continue In Force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the Policy is in force and the Insured is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each Policy Year you may request an increase in face amount. This request should be made within 90 days prior to the Policy Anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Right to Cancel Period as described in "The Policy" section of this Prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a Policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the Policy (if approved in your state).

[diamond]     DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy Anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.

[diamond]     ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid (1) if the Insured dies from bodily injury that results from an accident; (2) if the Insured dies no later than 90 days after injury; and (3) before the Policy Anniversary nearest the Insured's 75th birthday.

[diamond]     DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three Death Benefit Guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

              Expiry Date of Death Benefit Guaranteed, the
      Level   later of

        1 The Policy Anniversary nearest the Insured's 70th birthday or the 7th Policy Year

        2 The Policy Anniversary nearest the Insured's 80th birthday or the 10th Policy Year

        3     The Policy Anniversary nearest the Insured's 95th birthday.

    Level 1 or 2 guarantees may be extended provided that the Policy's Cash Surrender Value is sufficient and you pay the new Minimum Required Premium.

[diamond]     WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.

[diamond]     PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase
              additional insurance protection without evidence of insurability.

[diamond]     LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond]     CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the Policy is issued. There is no charge for this rider.

[diamond]     CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the Insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the Policy
              Anniversary nearest insured child's 25th birthday.

[diamond]     FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the Insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond]     BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the Insured under the base Policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base Policy. This rider is available only for Policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.


INVESTMENTS OF THE VUL ACCOUNT
-------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the Contracts:

    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the Series is to seek a high total return consistent with reasonable risk. The Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-GOODWIN BALANCED SERIES: The investment objective of the Series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Goodwin Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-GOODWIN GROWTH SERIES: The investment objective of the Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the Series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the Series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES: The investment objective of the Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Goodwin Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-GOODWIN STRATEGIC THEME SERIES: The investment objective of the Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Goodwin Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the Series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap
400 Index.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts of the Account invest in Class 2 Shares of a corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available through the Contracts:

    MUTUAL SHARES INVESTMENTS SERIES: The primary investment objective of the Series is to seek capital appreciation with income as a secondary objective. The Mutual Shares Investments Series invests in domestic equity securities and domestic debt obligations.

    TEMPLETON ASSET ALLOCATION SERIES: The investment objective of the Series is to seek a high level of total return through a flexible investment policy. The Templeton Asset Allocation Series invests in stocks of companies of any nation, debt securities of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON DEVELOPING MARKETS SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Templeton Developing Markets Series invests primarily in equity securities of issuers in countries having developing markets.

    TEMPLETON INTERNATIONAL SERIES: The investment objective of the Series is to seek long-term capital growth through a flexible policy of investing. The Templeton International Series invests in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Series generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds that are rated in any category by S&P or Moody's or that are unrated by any rating agency.

    TEMPLETON STOCK SERIES: The investment objective of the Series is to provide capital growth. The Templeton Stock Series invests primarily in common stocks issued by companies, large and small, in various nations throughout the world.

WANGER ADVISORS TRUST
    Certain Subaccounts of the Account invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available through the
Contracts:

    WANGER FOREIGN FORTY SERIES: The investment objective of the Series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP SERIES: The investment objective of the Series is to provide long-term growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

     WANGER TWENTY SERIES: The investment objective of the Series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

     WANGER U.S. SMALL CAP SERIES: The investment objective of the Series is to provide long-term growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any Series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither PLAC nor the Fund(s) trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond]     changes in state insurance laws;

[diamond]     changes in federal income tax laws;

[diamond]     changes in the investment management of any portfolio of the
              Fund(s); or

[diamond]     differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity
              Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:

[diamond]     J.P. Morgan Investment Management, Inc.
              [bullet]  Phoenix Research Enhanced Index Series

[diamond]     Roger Engemann & Associates, Inc. ("Engemann")
              [bullet]  Phoenix-Engemann Nifty Fifty Series

[diamond]     Seneca Capital Management, LLC ("Seneca")
              [bullet]  Phoenix-Seneca Mid-Cap Series

[diamond]     Schafer Capital Management, Inc.
              [bullet]  Phoenix-Schafer Mid-Cap Series

    The investment adviser to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Phoenix-Aberdeen New Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

The other investment advisers are:

[diamond]     Wanger Asset Management, L.P.
              [bullet]  Wanger Advisors Trust

[diamond      Templeton Investment Counsel, Inc.
              [bullet]  Templeton Asset Allocation
              [bullet]  Templeton International
              [bullet]  Templeton Stock

[diamond]     Templeton Asset Ltd.
              [bullet]  Templeton Developing Markets

[diamond]     Franklin Mutual Advisers, Inc.
              [bullet]  Mutual Shares Investments

SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the Policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
-------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the Policy to compensate us for:

[diamond]     our expenses in selling the Policy;

[diamond      underwriting and issuing the Policy;

[diamond]     premium and federal taxes incurred on premiums received;

[diamond]     providing the insurance benefits set forth in the Policy; and

[diamond]     assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue Policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]     issue expense charge; and/or

[diamond]     surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, PLAC tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE
[diamond]     PREMIUM TAX CHARGE. Various states (and countries and cities)
              impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond]     FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond]     ISSUE EXPENSE CHARGE. The issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600. This charge is to reimburse PLAC for underwriting and start-up expenses in connection with issuing a Policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the Policy.

[diamond]     COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your Policy's death benefit and the Policy Value. Generally, cost of insurance rates are based on the sex, Attained Age and risk class of the Insured. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980
              Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

[diamond]     COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each Monthly Calculation Day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially chose this schedule in your application, but can later change it from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY
[diamond]     MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
              0.80% is deducted daily from the VUL Account. After the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the GIA.

              The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond]     SURRENDER CHARGE. During the first 10 Policy Years, there is a difference between the amount of Policy Value and the amount of cash surrender value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover the expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

              During the first 10 Policy Years, the full surrender charge described below will apply if you either surrender the Policy for its cash surrender value or let the Policy lapse. The applicable surrender charge in any Policy Month is the full surrender charge minus any surrender charges that have been previously paid. There is no surrender charge after the 10th Policy Year. During the first two Policy Years, the maximum surrender charge that you could pay while you own the Policy is equal to either A plus B (as defined below) or the amount shown in the Policy's Surrender Charge Table, whichever is less. After the first two Policy Years, the maximum surrender charge that you could pay is based on the amount shown in the Policy's Surrender Charge Table.

              A (the contingent deferred sales charge) is equal to:

              [bullet] 28.5% of all premiums paid (up to and including the amount stated in the Policy's Surrender Charge Schedule, which is calculated according to a formula contained in a SEC rule); plus

              [bullet] 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

              [bullet] 7.5% of all premiums paid in excess of twice this amount.

              B (the contingent deferred issue charge) is equal to: $5 per
                $1,000 of initial face amount.

                              SURRENDER CHARGE TABLE
                             ----------------------

             POLICY SURRENDER   POLICY   SURRENDER  POLICY SURRENDER
             MONTH    CHARGE     MONTH    CHARGE    MONTH   CHARGE
             -----    ------     -----    ------    -----   ------

             1-60  $1307.54       80     $1066.03    100   $727.09
               61   1295.46       81      1053.95    101    690.65
               62   1283.39       82      1041.88    102    654.22
               63   1271.31       83      1029.80    103    617.78
               64   1259.24       84      1017.73    104    581.35
               65   1247.16       85      1005.65    105    544.91
               66   1235.08       86       993.58    106    508.48
               67   1223.01       87       981.50    107    472.05
               68   1210.93       88       969.43    108    435.61
               69   1198.86       89       957.35    109    399.18
               70   1186.78       90       945.28    110    362.74
               71   1174.71       91       933.20    111    326.31
               72   1162.63       92       921.13    112    289.97
               73   1150.56       93       909.05    113    253.44
               74   1138.48       94       896.97    114    217.01
               75   1126.41       95       884.90    115    180.57
               76   1114.33       96       872.82    116    144.14
               77   1102.26       97       836.39    117    107.70
               78   1090.18       98       799.95    118     71.27
               79   1078.10       99       763.52    119     34.83
                                                     120       .00

              PLAC may reduce the surrender charge for Policies issued under group or sponsored arrangements. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

[diamond]     PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in Face Amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]     PARTIAL SURRENDER CHARGE. If less than all of the Policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full Cash Surrender Value is being withdrawn. This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.

              A partial surrender charge also is deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
-------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]     for up to six months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond]     whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]     whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL
              Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of PLAC can agree to change or waive any provisions of the Policy.

SUICIDE
    If the Insured commits suicide within two years after the Policy's Date of Issue, the Policy will stop and become void. We will pay you the Policy Value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.

INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for two years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    You may share in the divisible surplus of PLAC to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
-------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM.
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN. Equal installments are paid until the later of:
[diamond]     the death of the payee; or

[diamond]     the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]     ten years;

[diamond]     twenty years; or

[diamond]     until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]     the end of the 10-year period certain;

[diamond]     the death of the Insured; or

[diamond]     the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
-------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PLAC'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from PLAC and their operations form a part of PLAC.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under
Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the Policy is not a modified endowment contract, we believe that no part of any loan under a Policy will constitute income to you.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A Policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the Policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a Policy Year but which are returned by us with interest within 60 days after the end of the Policy Year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in death benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

DISTRIBUTIONS AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]     made on or after the taxpayer attains age 59 1/2;

[diamond]     attributable to the taxpayer's disability (within the meaning of
              Code Section 72(m)(7)); or

[diamond]     part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES
     Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond]     First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]     Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:

              [bullet] the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and

              [bullet] the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax adviser.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond]     55% in any 1 investment

[diamond]     70% in any 2 investments

[diamond]     80% in any 3 investments

[diamond]     90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each

United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
-------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by PLAC in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by PLAC.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, PLAC itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if PLAC reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event PLAC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PLAC
-------------------------------------------------------------------------------
    PLAC is managed by its Board of Directors. The following are the Directors and Executive Officers of PLAC:

NAME AND TITLE                PRINCIPAL OCCUPATION
--------------                --------------------
Robert W. Fiondella,          Chairman of the Board,
Chairman and President        President and Chief
                              Executive Officer

Richard H. Booth,             Executive Vice President,
Director and Executive        Strategic Development;
Vice President                formerly President, Traveler's
                              Insurance Company

Robert G. Chipkin             Senior Vice President and
Director                      Corporate Actuary - Phoenix

Philip R. McLoughlin,         Executive Vice President and
Director and Executive        Chief Investment Officer
Vice President

David W. Searfoss,            Executive Vice President and
Director and Executive        Chief Financial Officer
Vice President and CFO

Dona D. Young,                Executive Vice President,
Director and Executive        Individual  Insurance and
Vice President                General Counsel

Joseph E. Kelleher,           Senior Vice President
Director and Senior
Vice President

Robert G. Lautensack,         Senior Vice President
Director and Senior
Vice President

Simon Y. Tan,                  Senior Vice President,
Director and Senior            Individual  Market
Vice President                 Development

    The above positions reflect the last held position in our parent company, Phoenix Home Life Mutual Insurance Company, during the last five years.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
-------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. PLAC will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
-------------------------------------------------------------------------------
    We are subject to the provisions of the Connecticut insurance laws applicable to stock life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of PLAC includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
-------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
-------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. PLAC is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
-------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of PLAC, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for PLAC.

REGISTRATION STATEMENT
-------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, PLAC and the Policy.


YEAR 2000 ISSUE
-------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. We have identified and are now actively pursuing a number of strategies to address the issue, including:

[diamond]     upgrading systems with compliant versions;

[diamond]     developing or acquiring new systems to replace those that are obsolete;

[diamond]     and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems remediated and tested by June 1999. In addition, PLAC is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by 1999.


FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
    The financial statements of PLAC contained herein should be considered only as bearing upon PLAC's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1998.

PHOENIX LIFE AND
ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS DECEMBER 31, 1998

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
Report of Independent Accountants............................................28

Balance Sheet................................................................29

Statement of Income, Comprehensive Income and Equity.........................30

Statement of Cash Flows......................................................31

Notes to Financial Statements.............................................32-39

[PriceWaterhouseCoopers Logo & Address]




                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Stockholder of
Phoenix Life and Annuity Company

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Life and Annuity Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and for the periods from March 30, 1996 to December 31, 1996 and from January 1, 1996 to March 29, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/PriceWaterhouseCoopers LLP

February 11, 1999

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET
--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                          1998           1997
                                                             (IN THOUSANDS)
ASSETS
Available-for-sale debt securities, at fair value         $ 9,781        $ 7,209
Short-term investments                                      1,754          3,671
                                                          -------        -------

Total investments                                          11,535         10,880
Cash and cash equivalents                                      99             48
Accrued investment income                                     169            152
Goodwill                                                      701            798
Other assets                                                   13
                                                          -------        -------
Total assets                                              $12,517        $11,878
                                                          =======        =======

LIABILITIES
Deferred income taxes                                     $   151        $    66
Other liabilities                                               2              3
                                                          -------        -------
Total liabilities                                             153             69

EQUITY
Common stock, $100 par value, 40,000 shares
 authorized, 25,000 shares issued and outstanding           2,500          2,500
Additional paid-in-capital                                  8,664          8,664
Retained earnings                                             867            514
Accumulated other comprehensive income                        333            131
                                                          -------        -------
Total equity                                               12,364         11,809
                                                          -------        -------
Total liabilities and equity                              $12,517        $11,878
                                                          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997            1996             1996
                                                             SUCCESSOR        SUCCESSOR      SUCCESSOR       PREDECESSOR
                                                               PERIOD          PERIOD          PERIOD           PERIOD
                                                                                   (IN THOUSANDS)

REVENUES
Net investment income                                          $   688          $   624          $   433        $    95
Net realized investment losses                                                                        (1)
                                                               -------          -------          -------        -------
Total revenues                                                     688              624              432             95
                                                               -------          -------          -------        -------

EXPENSES
Amortization of goodwill                                            97               90               81
Other operating expenses                                            63                4                              (3)
                                                               -------          -------          -------        -------
Total expenses                                                     160               94               81             (3)
                                                               -------          -------          -------        -------

INCOME BEFORE INCOME TAXES                                         528              530              351             98
Income taxes                                                       175              189              129
                                                               -------          -------          -------        -------
NET INCOME                                                         353              341              222             98
                                                               -------          -------          -------        -------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAX
Unrealized gains on securities arising during period               202               86               39
Reclassification adjustment for losses included
 in net income                                                                                         6
                                                               -------          -------          -------        -------
Total other comprehensive income                                   202               86               45
                                                               -------          -------          -------        -------

COMPREHENSIVE INCOME                                               555              427              267             98

Acquisition adjustment to record purchase price                                    (107)           1,076
Capital contribution                                                                 49            4,000
                                                               -------          -------          -------        -------

NET INCREASE IN EQUITY                                             555              369            5,343             98
EQUITY, BEGINNING OF PERIOD                                     11,809           11,440            6,097          5,999
                                                               -------          -------          -------        -------

EQUITY, END OF PERIOD                                          $12,364          $11,809          $11,440        $ 6,097
                                                               =======          =======          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997             1996           1996
                                                             SUCCESSOR        SUCCESSOR       SUCCESSOR     PREDECESSOR
                                                               PERIOD          PERIOD           PERIOD         PERIOD
                                                                                   (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                     $   353          $   341          $   222        $    98

ADJUSTMENTS TO RECONCILE NET INCOME
 TO NET CASH PROVIDED BY OPERATIONS
Goodwill amortization                                               97               90               81
Deferred income taxes                                              (24)              (2)              (2)
Increase in accrued investment income                              (17)             (34)            (104)            (9)
Decrease in receivable from affiliate                                                                               899
Other, net                                                         (29)             (60)             (18)
                                                               -------          -------          -------        -------
Net cash provided by operating activities                          380              335              179            988
                                                               -------          -------          -------        -------

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of available-for-sale debt securities                 (2,246)          (1,527)          (5,167)
Change in short-term investments, net                            1,917            1,036           (1,002)
                                                               -------          -------          -------        -------
Net cash used for investing activities                            (329)            (491)          (6,169)
                                                               -------          -------          -------        -------

CASH FLOW FROM FINANCING ACTIVITIES
Capital contribution from parent                                                     49            4,000
                                                               -------          -------          -------        -------
Net cash provided by financing activities                                            49            4,000
                                                               -------          -------          -------        -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                51             (107)          (1,990)           988
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      48              155            2,145          1,157
CASH AND CASH EQUIVALENTS, END OF PERIOD                       $    99          $    48          $   155        $ 2,145
                                                               =======          =======          =======        =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $   213          $   182          $   113        $
                                                               -------          -------          -------        -------


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life and Annuity Company is a life insurance company domiciled in the State of Connecticut and is licensed in 35 states. On March 29, 1996, PM Holdings, Inc. acquired Savers Life Insurance Company of America from Central United Life Insurance Company, renamed the acquired company Phoenix Life and Annuity Company and redomiciled the company from Missouri to Connecticut. PM Holdings accounted for the acquisition of Phoenix Life and Annuity under the purchase method of accounting. The assets and liabilities of Phoenix Life and Annuity were recorded at their fair value as of the date of acquisition and intangible assets associated with the acquisition were recorded in the accounts of the acquired company. PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    The financial statements for the period subsequent to the March 29, 1996 acquisition are sometimes referred to as the "successor period." The financial statements for the period prior to the acquisition are sometimes referred to as the "predecessor period."

    VALUATION OF INVESTMENTS

    Investments in debt securities include U.S. government and agency bonds. Phoenix Life and Annuity classifies its debt security investments as available-for-sale. These investments are presented at fair value with unrealized gains or losses included as a separate component of equity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Short-term investments are carried at amortized cost, which approximates market value. Phoenix considers highly liquid investments purchased with a maturity date of one year or less to be short-term investments.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    GOODWILL

    Goodwill represents the excess of the cost of the business acquired on March 29, 1996 over the fair value of its tangible net assets. During 1997, Phoenix Life and Annuity recorded a $58 thousand dollar reduction in goodwill, representing a refund and a subsequent adjustment of a portion of the purchase price. Goodwill is amortized on a straight-line method over a period of 10 years, the expected period of benefit from the acquisition. Management periodically reevaluates the propriety of the carrying value of long-lived assets including goodwill. Assets are considered impaired if carrying value exceeds the expected future undiscounted cash flows. Such analyses are performed at least annually or more frequently if warranted by events or circumstances affecting Phoenix Life and Annuity's business. At this time, management believes that no impairment of goodwill has occurred and that no reduction of the carrying value is warranted.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INCOME TAXES

    Phoenix Life and Annuity is included in the life/nonlife consolidated federal income tax return filed by Phoenix. In accordance with a tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if Phoenix Life and Annuity were filing a separate federal income tax return, except those benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from unrealized gains or losses on investments and goodwill.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix Life and Annuity adopted Statement of Financial Accounting Standard
    (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

3.  INVESTMENTS

    Information pertaining to Phoenix Life and Annuity's investments, net investment income and unrealized investment gains and losses follows:

    DEBT SECURITIES

    The amortized cost and fair value of investments in debt securities as of December 31, 1998 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED              FAIR
                                                             COST                  GAINS                VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $5,127                 $  340                $5,467
    Corporate securities                                     4,143                    171                 4,314
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $9,270                 $  511                $9,781
                                                            ======                 ======                ======

    The amortized cost and fair value of investments in debt securities as of December 31, 1997 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED               FAIR
                                                             COST                  GAINS                 VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $6,008                 $  177                $6,185
    Corporate securities                                       999                     25                 1,024
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $7,007                 $  202                $7,209
                                                            ======                 ======                ======

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of these investments, by contractual maturity, as of December 31, 1998 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life and Annuity may have the right to put or sell the obligations back to the issuers.

                                                                                AMORTIZED                  FAIR
                                                                                   COST                    VALUE
                                                                                          (IN THOUSANDS)
    Due after one year through five years                                         $5,128                  $5,468
    Due after five years through ten years                                         1,057                   1,058
    Due after ten years                                                            3,085                   3,255
                                                                                  ------                  ------
    Total                                                                         $9,270                  $9,781
                                                                                  ======                  ======

    NET INVESTMENT INCOME

    The components of net investment income for the years ended December 31, 1998 and 1997 and from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                                                1998           1997            1996            1996
                                                              SUCCESSOR      SUCCESSOR      SUCCESSOR      PREDECESSOR
                                                               PERIOD         PERIOD          PERIOD          PERIOD
                                                                                   (IN THOUSANDS)
    Debt security investments                                    $583          $376            $226
    Short-term investments                                        115           259             214             $ 95
                                                                 ----          ----            ----             ----
                                                                  698           635             440               95
    Less investment expenses                                       10            11               7
                                                                 ----          ----            ----             ----
    Net investment income                                        $688          $624            $433             $ 95
                                                                 ====          ====            ====             ====

    UNREALIZED INVESTMENT GAINS AND LOSSES

    Unrealized gains on investments carried at fair value at December 31, were as follows:
s

                                                                 1998                  1997                    1996
                                                                                   (IN THOUSANDS)
    Unrealized investment gains                                  $311                   $132                   $ 60
    Deferred income taxes                                         109                     46                     21
                                                                 ----                   ----                   ----
    Net unrealized investment gains                              $202                   $ 86                   $ 39
                                                                 ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  GOODWILL

    Phoenix Life and Annuity, formerly Savers Life Insurance Company of America, was acquired by way of a stock purchase agreement on March 29, 1996 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and goodwill of approximately $1.0 million was pushed-down to Phoenix Life and Annuity from PM Holdings.

    Goodwill was as follows:

                                                                                            DECEMBER 31,
                                                                                    1998                    1997
                                                                                           (IN THOUSANDS)
    Goodwill                                                                        $969                    $969
    Accumulated amortization                                                        (268)                   (171)
                                                                                    ----                    ----
    Total                                                                           $701                    $798
                                                                                    ====                    ====

5.  INCOME TAXES

    A summary of income taxes in the Statement of Income, Comprehensive Income and Equity for the years ended December 31, 1998 and 1997 and the period from March 30, 1996 to December 31, 1996 (successor period) is presented below. No income taxes were recorded for the period from January 1, 1996 to March 29, 1996 (predecessor period).

                                                             1998                   1997                   1996
                                                          SUCCESSOR              SUCCESSOR               SUCCESSOR
                                                            PERIOD                 PERIOD                 PERIOD
                                                                               (IN THOUSANDS)
    Current income taxes                                     $199                   $191                   $131
    Deferred income taxes                                     (24)                    (2)                    (2)
                                                             ----                   ----                   ----
    Total                                                    $175                   $189                   $129
                                                             ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The income taxes attributable to the successor and predecessor periods are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. In the predecessor period, Savers Life was a consolidated subsidiary of a thrift under the control of the Resolution Trust Corporation. During the predecessor period, an interagency agreement between the Resolution Trust Corporation and the Internal Revenue Service stated that the Internal Revenue Service would not impose income taxes on consolidated subsidiaries of thrifts under Resolution Trust Corporation control. Accordingly, no provision for the predecessor period was recorded. The sources and the tax effect of the differences between the provision and the result of multiplying the income before taxes by the statutory federal income tax rate for the years ended December 31, 1998 and 1997 and periods from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                           1998                 1997                 1996                  1996
                                        SUCCESSOR            SUCCESSOR             SUCCESSOR            PREDECESSOR
                                          PERIOD               PERIOD               PERIOD                PERIOD
                                                                      (IN THOUSANDS)
    Income tax expense
     at statutory rate                 $185      35%        $186      35%        $123      35%        $ 34       35%
    Goodwill                            (10)     (2%)          3       1%           7       2%
    Other                                                                          (1)      0%         (34)     (35%)
                                       ----                 ----                 ----                 ----
    Income taxes                       $175      33%        $189      36%        $129      37%        $           0%
                                       ====                 ====                 ====                 ====

    The deferred income tax liability represents the tax effects of temporary differences. The components were as follows:

                                                               1998                 1997
                                                              SUCCESSOR            SUCCESSOR
                                                               PERIOD               PERIOD
                                                                      (IN THOUSANDS)

    Net unrealized investment gains                              $179                  $ 70
    Investments                                                     9                    12
    Goodwill                                                      (37)                  (16)
                                                                 ----                  ----
    Deferred tax liability, net                                  $151                  $ 66
                                                                 ====                  ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income are as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                         1998             1997             1996
                                                                       SUCCESSOR        SUCCESSOR        SUCCESSOR
                                                                        PERIOD           PERIOD           PERIOD
                                                                                     (IN THOUSANDS)
    UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE ARISING DURING PERIOD:
    Before-tax amount                                                     $311             $132             $ 60
    Tax expense                                                            109               46               21
                                                                          ----             ----             ----
    Net-of-tax amount                                                      202               86               39
                                                                          ----             ----             ----

    RECLASSIFICATION ADJUSTMENT FOR GAINS OR
     LOSSES REALIZED IN NET INCOME:
    Before-tax amount                                                                                          9
    Tax expense                                                                                                3
                                                                          ----             ----             ----
    Net-of-tax amount                                                                                          6
                                                                          ----             ----             ----

    NET UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                                      311              132               69
    Tax expense                                                            109               46               24
                                                                          ----             ----             ----
    Net-of-tax amount                                                     $202             $ 86             $ 45
                                                                          ====             ====             ====

    The following table summarizes accumulated other comprehensive income balances:

                                                                                  DECEMBER 31,
                                                                           1998                   1997
                                                                        SUCCESSOR               SUCCESSOR
                                                                          PERIOD                 PERIOD
                                                                                 (IN THOUSANDS)
    ACCUMULATED OTHER COMPREHENSIVE INCOME
    Balance, beginning of year                                             $131                   $ 45
    Change during period                                                    202                     86
                                                                           ----                   ----
    Balance, end of year                                                   $333                   $131

7.  RELATED PARTY TRANSACTIONS

    Phoenix and its affiliates provide services and facilities to Phoenix Life and Annuity and are reimbursed through a cost allocation process. Investment related expenses are allocated to Phoenix Life and Annuity from PM Holdings.

    Phoenix Investment Counsel, Inc., a wholly-owned subsidiary of Phoenix Investment Partners entered into a contract to manage the general account investments of Phoenix Life and Annuity. PM Holdings owns approximately 60% of the outstanding common stock of Phoenix Investment Partners.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

9.  STATUTORY FINANCIAL INFORMATION

    Phoenix's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, Phoenix Life and Annuity had no material practices that were not prescribed by the Insurance Department of the State of Connecticut. Statutory equity differs from equity reported in accordance with generally accepted accounting principles for life insurance companies primarily because investment reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following is a reconciliation of the statutory net income of Phoenix Life and Annuity, as reported to regulatory authorities, to the net income as reported in these financial statements:

                                                                  1998               1997              1996
                                                                                (IN THOUSANDS)
    Statutory net income                                          $426              $428               $369
    Amortization of goodwill                                       (97)              (90)               (81)
    Deferred income taxes                                           24                 3
    Other, net                                                                                           32
                                                                  ----              ----               ----
    Net income, as reported                                       $353              $341               $320
                                                                  ====              ====               ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following is a reconciliation of the statutory equity and asset valuation reserve of Phoenix Life and Annuity, as reported to regulatory authorities, to equity as reported in these financial statements at:

                                                                                   DECEMBER 31,
                                                                            1998                 1997
                                                                                  (IN THOUSANDS)
    Statutory equity and asset valuation reserve                          $11,301              $10,875
    Goodwill                                                                  701                  798
    Investment valuation allowances                                           513                  202
    Deferred income tax and other liabilities                                (151)                 (66)
                                                                          -------              -------
    Equity, as reported                                                   $12,364              $11,809
                                                                          =======              =======

    The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by Phoenix Life and Annuity during 1998 without prior approval is subject to restrictions relating to statutory surplus.

10. INDEMNIFICATION

    Prior to the acquisition, Savers Life had reinsurance contracts with three unaffiliated reinsurers which it had assumed between 1986 and 1989 and which it assigned to Winterthur Life Re Insurance Company in October 1995. Under the terms of the stock purchase agreement, Central United Life has indemnified Phoenix for any liability in excess of $15,000 resulting from these reinsurance contracts. Phoenix considers any liability to Phoenix Life and Annuity as a result of these contracts to be remote and has indemnified Phoenix Life and Annuity.

PHOENIX LIFE AND ANNUITY
VARIABLE UNIVERSAL LIFE ACCOUNT



As of December 31, 1998, there had been no sales of the product described in this Prospectus and, therefore, no deposits were made to Phoenix Life and Annuity Variable Universal Life Account. Accordingly, no financial statements are available for the VUL Account.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

    Example:

    Assumptions:

    Value of hypothetical pre-existing account with exactly one
      unit at the beginning of the period:........................    1.501512
    Value of the same account (excluding capital changes) at the
      end of the 7-day period:....................................     1.50245
    Calculation:
      Ending account value .......................................     1.50245
      Less beginning account value ...............................    1.501512
      Net change in account value ................................    0.000938
    Base period return:
      (adjusted change/beginning account value) ..................    0.000625
    Current yield = return x (365/7) = ...........................       3.26%
    Effective yield = [(1 + return)(365/7)] - 1 = ................       3.31%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

===================================================================================================================================
                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1)
===================================================================================================================================
SUBACCOUNT                                           INCEPTION DATE      1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
===================================================================================================================================
Phoenix Research Enhanced Index.....................     7/15/97         27.99%         N/A          N/A              22.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International......................     5/1/90          24.38%        11.47%        N/A               9.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia...........................     9/17/96         -7.25%         N/A          N/A             -19.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities........     5/1/95         -23.54%         N/A          N/A              10.03%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty........................     3/2/98           N/A           N/A          N/A              22.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Balanced............................     5/1/92          15.64%        11.41%        N/A              11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Growth..............................     1/1/83          26.35%        16.84%        18.67%           17.90%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market........................    10/10/82          2.09%         3.24%         3.93%            4.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income...........     1/1/83          -6.92%         5.20%         7.78%            8.67%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Allocation................     9/17/84         17.36%        11.33%        12.59%           12.34%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Theme.....................     1/29/96         40.62%         N/A          N/A              21.65%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity......................     3/2/98           N/A           N/A          N/A               7.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income..................     3/2/98           N/A           N/A          N/A              17.31%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value.......................     3/2/98           N/A           N/A          N/A             -13.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth.......................     3/2/98           N/A           N/A          N/A              18.57%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments (Templeton)...............     11/2/98          N/A           N/A          N/A               0.98%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation..........................    11/28/88          3.07%         9.64%        10.40%           10.24%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets........................     9/15/96        -23.45%         N/A          N/A             -24.14%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International.............................     5/1/92           5.95%         9.77%        N/A              12.28%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock.....................................     11/4/88         -1.86%         9.18%       10.48%            10.18%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty................................     2/1/99           N/A           N/A          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap......................     5/1/95          13.06%         N/A          N/A              19.55%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty.......................................     2/1/99           N/A           N/A          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap...............................     5/1/95           5.59%         N/A          N/A              25.06%
===================================================================================================================================

(1) The average annual total return is the annual compound return that results from holding an initial investment of $400,000 for the time period indicated. Returns are net of $600 Issue Expense Charge, $20 Monthly Administrative Charge, Investment Management Fees and Mortality and Expense Risk Charges.

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                          Forbes
    Fortune                                 Money
    Barrons                                 Business Week
    Investor's Business Daily               The Stanger Register
    Stanger's Investment Adviser            The Wall Street Journal
    The New York Times                      Consumer Reports
    Registered Representative               Financial Planning
    Financial Services Weekly               Financial World
    U.S. News and World Report              Standard & Poor's
    The Outlook                             Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                  Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE)   Consumers Price Index
    Shearson Lehman Corporate Index          Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                          ANNUAL TOTAL RETURN(1)

===========================================================================================================
                  Series                       1983   1984    1985    1986   1987    1988    1989    1990
-----------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index                N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International                 N/A    N/A     N/A     N/A    N/A     N/A     N/A   -8.63%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                      N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities   N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                   N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced                       N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth                       31.84%  9.79%  33.85%  19.51%  6.08%   3.09%  34.53%   3.32%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                  7.51%  9.34%   7.17%   5.66%  5.67%   6.60%   8.03%   7.51%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income     5.16% 10.45%  19.65%  18.34%  0.28%   9.61%   6.92%   4.54%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation           N/A  -1.31%  26.33%  14.77% 11.66%   1.53%  18.53%   5.15%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme                N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                 N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income             N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Mutual Shares Investments (Templeton)          N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation                     N/A    N/A     N/A     N/A    N/A    0.21%  12.13%  -8.95%
-----------------------------------------------------------------------------------------------------------
 Templeton Developing Markets                   N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Templeton International                        N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Templeton Stock                                N/A    N/A     N/A     N/A    N/A   -0.99%  13.48% -11.99%
-----------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                           N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                 N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Wanger Twenty                                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                            N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
===========================================================================================================

                                          ANNUAL TOTAL RETURN(1) (continued)

=============================================================================================================
                  Series                        1991    1992    1993    1994   1995    1996    1997     1998
-------------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index                 N/A     N/A     N/A     N/A    N/A     N/A    5.46%   30.64%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International                18.79% -13.52%  37.33%  -0.73%  8.72%  17.71%  11.16%   26.92%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                       N/A     N/A     N/A     N/A    N/A   -0.06% -32.94%   -5.21%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities    N/A     N/A     N/A     N/A  17.19%  32.10%  21.09%  -21.83%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                    N/A     N/A     N/A     N/A    N/A     N/A     N/A    25.45%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced                        N/A    9.06%   7.75%  -3.61% 22.37%   9.68%  17.00%   18.07%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth                        41.60%   9.41%  18.75%   0.66% 29.85%  11.69%  20.12%   28.98%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                   5.14%   2.75%   2.06%   3.01%  4.86%   4.19%   4.35%    4.26%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income     18.66%   9.23%  14.99%  -6.21% 22.56%  11.52%  10.21%   -4.91%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation          28.27%   9.79%  10.12%  -2.19% 17.27%   8.18%  19.78%   19.84%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme                 N/A     N/A     N/A     N/A    N/A    9.55%  16.25%   43.55%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                  N/A     N/A     N/A     N/A    N/A     N/A     N/A    10.07%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income              N/A     N/A     N/A     N/A    N/A     N/A     N/A    19.67%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                   N/A     N/A     N/A     N/A    N/A     N/A     N/A   -11.95%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                   N/A     N/A     N/A     N/A    N/A     N/A     N/A    20.97%
---------------------------------------------------------------------------------------------------- --------
 Mutual Shares Investments (Templeton)           N/A     N/A     N/A     N/A    N/A     N/A     N/A     2.62%
-------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation                    26.42%   6.97%  24.86%  -4.00% 21.29%  17.64%  14.37%    5.27%
-------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets                    N/A     N/A     N/A     N/A    N/A    1.05% -29.95%  -21.69%
-------------------------------------------------------------------------------------------------------------
 Templeton International                         N/A   -6.80%  45.85%  -3.27% 14.56%  22.77%  12.76%    8.17%
-------------------------------------------------------------------------------------------------------------
 Templeton Stock                               26.22%   6.02%  32.68%  -3.25% 23.97%  21.17%  10.75%    0.24%
-------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                            N/A     N/A     N/A     N/A    N/A     N/A     N/A      N/A
-------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                  N/A     N/A     N/A     N/A  33.96%  31.15%  -2.24%   15.41%
-------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                   N/A     N/A     N/A     N/A    N/A     N/A     N/A      N/A
-------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                             N/A     N/A     N/A     N/A   16.01% 45.64%  28.41%    7.83%
=============================================================================================================

(1) Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts.


   These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the PLAC General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of PLAC other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. PLAC will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between PLAC and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to PLAC includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of PLAC. However, PLAC guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2%. PLAC may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    On the last business day of each calendar week, PLAC will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payment. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by PLAC based on information as to expected investment yields. Some of the factors that PLAC may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PLAC AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    PLAC is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in PLAC's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders, Contract Owners and shareholders.

    Excess interest, if any, will be credited on the GIA Policy Value. PLAC guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which PLAC may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                 YEAR ONE: 25%             YEAR TWO: 33%

                 YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account Values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the Surrender Charge.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1.   Issue Charge of $150.

    2. Monthly Administrative Charge of $5 per month ($10 per month guaranteed maximum).

    3.   Premium Tax Charge of 2.25%.

    4.   A Federal Tax Charge of 1.5%.

    5. Cost of Insurance Charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. See "Charges and Deductions--Cost of Insurance."

    6. Mortality and Expense Risk Charge, which is a daily charge equivalent to .80% on an annual basis (or .25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. See "Charges and Deductions--Mortality and Expense Risk Charge."

    These illustrations also assume an average investment advisory fee of .76% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .28%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Adviser or PLAC. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.47% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.83%, 4.12% and 10.08%, respectively (applicable for the first 15 Policy Years and -1.29%, 4.70% and 10.68%, respectively, after the 15th Policy Year). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 0%, 6% and 12% rates.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. See "Charges and Deductions--Other Charges--Taxes."

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 1 of 2

MALE 35 NEVERSMOKE                                                                                            FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        574          0    100,000        620          0    100,000        665          0    100,000
        2      1,000      2,153      1,280        395    100,000      1,411        526    100,000      1,548        663    100,000
        3      1,000      3,310      1,963        656    100,000      2,226        919    100,000      2,511      1,204    100,000
        4      1,000      4,526      2,624      1,317    100,000      3,065      1,758    100,000      3,561      2,254    100,000
        5      1,000      5,802      3,261      1,954    100,000      3,926      2,619    100,000      4,706      3,399    100,000

        6      1,000      7,142      3,874      2,712    100,000      4,811      3,649    100,000      5,953      4,791    100,000
        7      1,000      8,549      4,460      3,443    100,000      5,717      4,700    100,000      7,312      6,295    100,000
        8      1,000     10,027      5,020      4,148    100,000      6,646      5,773    100,000      8,795      7,923    100,000
        9      1,000     11,578      5,553      5,117    100,000      7,596      7,160    100,000     10,412      9,976    100,000
       10      1,000     13,207      6,058      6,058    100,000      8,569      8,569    100,000     12,177     12,177    100,000

       11      1,000     14,917      6,539      6,539    100,000      9,570      9,570    100,000     14,112     14,112    100,000
       12      1,000     16,713      6,998      6,998    100,000     10,599     10,599    100,000     16,233     16,233    100,000
       13      1,000     18,599      7,435      7,435    100,000     11,660     11,660    100,000     18,560     18,560    100,000
       14      1,000     20,579      7,848      7,848    100,000     12,751     12,751    100,000     21,115     21,115    100,000
       15      1,000     22,657      8,237      8,237    100,000     13,875     13,875    100,000     23,923     23,923    100,000

       16      1,000     24,840      8,652      8,652    100,000     15,117     15,117    100,000     27,161     27,161    100,000
       17      1,000     27,132      9,042      9,042    100,000     16,401     16,401    100,000     30,741     30,741    100,000
       18      1,000     29,539      9,404      9,404    100,000     17,730     17,730    100,000     34,702     34,702    100,000
       19      1,000     32,066      9,738      9,738    100,000     19,103     19,103    100,000     39,088     39,088    100,000
       20      1,000     34,719     10,039     10,039    100,000     20,521     20,521    100,000     43,945     43,945    100,000

     @ 65      1,000     69,761      9,940      9,940    100,000     38,995     38,995    100,000    148,153    148,153    177,785

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 2 of 2

MALE 35 NEVERSMOKE                                                                                            FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        512          0    100,000        555          0    100,000        598          0    100,000
        2      1,000      2,153      1,155        270    100,000      1,279        394    100,000      1,408        523    100,000
        3      1,000      3,310      1,778        471    100,000      2,023        716    100,000      2,289        982    100,000
        4      1,000      4,526      2,378      1,071    100,000      2,787      1,480    100,000      3,249      1,942    100,000
        5      1,000      5,802      2,956      1,649    100,000      3,571      2,264    100,000      4,293      2,986    100,000

        6      1,000      7,142      3,509      2,347    100,000      4,374      3,212    100,000      5,431      4,268    100,000
        7      1,000      8,549      4,037      3,020    100,000      5,195      4,178    100,000      6,667      5,650    100,000
        8      1,000     10,027      4,540      3,667    100,000      6,034      5,162    100,000      8,015      7,142    100,000
        9      1,000     11,578      5,015      4,579    100,000      6,891      6,455    100,000      9,482      9,046    100,000
       10      1,000     13,207      5,462      5,462    100,000      7,765      7,765    100,000     11,081     11,081    100,000

       11      1,000     14,917      5,880      5,880    100,000      8,655      8,655    100,000     12,824     12,824    100,000
       12      1,000     16,713      6,267      6,267    100,000      9,559      9,559    100,000     14,725     14,725    100,000
       13      1,000     18,599      6,621      6,621    100,000     10,478     10,478    100,000     16,799     16,799    100,000
       14      1,000     20,579      6,941      6,941    100,000     11,410     11,410    100,000     19,064     19,064    100,000
       15      1,000     22,657      7,224      7,224    100,000     12,353     12,353    100,000     21,539     21,539    100,000

       16      1,000     24,840      7,513      7,513    100,000     13,382     13,382    100,000     24,381     24,381    100,000
       17      1,000     27,132      7,759      7,759    100,000     14,426     14,426    100,000     27,507     27,507    100,000
       18      1,000     29,539      7,957      7,957    100,000     15,480     15,480    100,000     30,948     30,948    100,000
       19      1,000     32,066      8,101      8,101    100,000     16,542     16,542    100,000     34,739     34,739    100,000
       20      1,000     34,719      8,185      8,185    100,000     17,604     17,604    100,000     38,918     38,918    100,000

     @ 65      1,000     69,761      2,706      2,706    100,000     27,607     27,607    100,000    128,279    128,279    153,935

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 1 of 2

FEMALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        601          0    100,000        647          0    100,000        694          0    100,000
        2      1,000      2,153      1,333        479    100,000      1,467        613    100,000      1,608        754    100,000
        3      1,000      3,310      2,042        846    100,000      2,312      1,117    100,000      2,605      1,410    100,000
        4      1,000      4,526      2,728      1,533    100,000      3,182      1,987    100,000      3,693      2,498    100,000
        5      1,000      5,802      3,390      2,195    100,000      4,076      2,881    100,000      4,879      3,684    100,000

        6      1,000      7,142      4,029      2,965    100,000      4,995      3,931    100,000      6,173      5,110    100,000
        7      1,000      8,549      4,640      3,708    100,000      5,938      5,005    100,000      7,584      6,652    100,000
        8      1,000     10,027      5,226      4,425    100,000      6,905      6,104    100,000      9,124      8,323    100,000
        9      1,000     11,578      5,787      5,387    100,000      7,899      7,499    100,000     10,807     10,408    100,000
       10      1,000     13,207      6,323      6,323    100,000      8,920      8,920    100,000     12,649     12,649    100,000

       11      1,000     14,917      6,841      6,841    100,000      9,997      9,997    100,000     14,672     14,672    100,000
       12      1,000     16,713      7,340      7,340    100,000     11,070     11,070    100,000     16,895     16,895    100,000
       13      1,000     18,599      7,822      7,822    100,000     12,201     12,201    100,000     19,339     19,339    100,000
       14      1,000     20,579      8,285      8,285    100,000     13,371     13,371    100,000     22,027     22,027    100,000
       15      1,000     22,657      8,730      8,730    100,000     14,583     14,583    100,000     24,985     24,985    100,000

       16      1,000     24,840      9,207      9,207    100,000     15,925     15,925    100,000     28,399     28,399    100,000
       17      1,000     27,132      9,667      9,667    100,000     17,323     17,323    100,000     32,179     32,179    100,000
       18      1,000     29,539     10,109     10,109    100,000     18,778     18,778    100,000     36,367     36,367    100,000
       19      1,000     32,066     10,530     10,530    100,000     20,293     20,293    100,000     41,007     41,007    100,000
       20      1,000     34,719     10,932     10,932    100,000     21,870     21,870    100,000     46,153     46,153    100,000

     @ 65      1,000     69,761     13,637     13,637    100,000     44,267     44,267    100,000    156,674    156,674    188,010

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 2 of 2

FEMALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

        1      1,000      1,050        533          0    100,000        577          0    100,000        621          0    100,000
        2      1,000      2,153      1,197        343    100,000      1,323        469    100,000      1,455        601    100,000
        3      1,000      3,310      1,839        644    100,000      2,090        895    100,000      2,363      1,168    100,000
        4      1,000      4,526      2,459      1,264    100,000      2,878      1,683    100,000      3,351      2,156    100,000
        5      1,000      5,802      3,055      1,860    100,000      3,687      2,492    100,000      4,428      3,232    100,000

        6      1,000      7,142      3,628      2,564    100,000      4,516      3,452    100,000      5,600      4,536    100,000
        7      1,000      8,549      4,173      3,241    100,000      5,363      4,430    100,000      6,875      5,942    100,000
        8      1,000     10,027      4,694      3,893    100,000      6,230      5,429    100,000      8,264      7,463    100,000
        9      1,000     11,578      5,188      4,789    100,000      7,117      6,718    100,000      9,780      9,380    100,000
       10      1,000     13,207      5,659      5,659    100,000      8,027      8,027    100,000     11,436     11,436    100,000

       11      1,000     14,917      6,104      6,104    100,000      8,960      8,960    100,000     13,246     13,246    100,000
       12      1,000     16,713      6,524      6,524    100,000      9,915      9,915    100,000     15,227     15,227    100,000
       13      1,000     18,599      6,918      6,918    100,000     10,893     10,893    100,000     17,395     17,395    100,000
       14      1,000     20,579      7,283      7,283    100,000     11,892     11,892    100,000     19,770     19,770    100,000
       15      1,000     22,657      7,621      7,621    100,000     12,915     12,915    100,000     22,372     22,372    100,000

       16      1,000     24,840      7,972      7,972    100,000     14,037     14,037    100,000     25,365     25,365    100,000
       17      1,000     27,132      8,292      8,292    100,000     15,189     15,189    100,000     28,668     28,668    100,000
       18      1,000     29,539      8,578      8,578    100,000     16,371     16,371    100,000     32,315     32,315    100,000
       19      1,000     32,066      8,824      8,824    100,000     17,580     17,580    100,000     36,343     36,343    100,000
       20      1,000     34,719      9,030      9,030    100,000     18,817     18,817    100,000     40,797     40,797    100,000

     @ 65      1,000     69,761      7,917      7,917    100,000     34,434     34,434    100,000    136,712    136,712    164,055

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 1 of 2

MALE 35 NEVERSMOKE                                                                                            FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        573          0    100,574        618          0    100,619        664          0    100,664
        2      1,000      2,153      1,276        391    101,277      1,407        522    101,408      1,544        659    101,544
        3      1,000      3,310      1,956        649    101,957      2,218        911    102,218      2,502      1,195    102,502
        4      1,000      4,526      2,612      1,305    102,612      3,050      1,743    103,050      3,544      2,237    103,544
        5      1,000      5,802      3,242      1,935    103,242      3,902      2,595    103,903      4,676      3,369    104,676

        6      1,000      7,142      3,846      2,684    103,846      4,775      3,612    104,775      5,907      4,745    105,907
        7      1,000      8,549      4,422      3,404    104,422      5,665      4,648    105,665      7,243      6,226    107,244
        8      1,000     10,027      4,969      4,097    104,970      6,574      5,702    106,575      8,696      7,823    108,696
        9      1,000     11,578      5,486      5,051    105,487      7,499      7,064    107,500     10,273      9,837    110,273
       10      1,000     13,207      5,974      5,974    105,974      8,442      8,442    108,443     11,987     11,987    111,988

       11      1,000     14,917      6,436      6,436    106,436      9,407      9,407    109,407     13,857     13,857    113,858
       12      1,000     16,713      6,873      6,873    106,873     10,394     10,394    110,395     15,898     15,898    115,898
       13      1,000     18,599      7,284      7,284    107,285     11,404     11,404    111,405     18,125     18,125    118,126
       14      1,000     20,579      7,671      7,671    107,671     12,438     12,438    112,438     20,558     20,558    120,559
       15      1,000     22,657      8,031      8,031    108,031     13,493     13,493    113,494     23,216     23,216    123,217

       16      1,000     24,840      8,412      8,412    108,412     14,655     14,655    114,655     26,266     26,266    126,267
       17      1,000     27,132      8,765      8,765    108,765     15,846     15,846    115,846     29,618     29,618    129,618
       18      1,000     29,539      9,086      9,086    109,087     17,066     17,066    117,066     33,299     33,299    133,299
       19      1,000     32,066      9,375      9,375    109,376     18,313     18,313    118,314     37,342     37,342    137,343
       20      1,000     34,719      9,628      9,628    109,628     19,586     19,586    119,586     41,783     41,783    141,784

     @ 65      1,000     69,761      8,587      8,587    108,588     33,820     33,820    133,820    130,894    130,894    230,894

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 2 of 2

MALE 35 NEVERSMOKE                                                                                            FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        510          0    100,511        553          0    100,554        597          0    100,597
        2      1,000      2,153      1,152        267    101,152      1,275        390    101,275      1,404        518    101,404
        3      1,000      3,310      1,771        464    101,771      2,015        708    102,015      2,280        973    102,280
        4      1,000      4,526      2,366      1,059    102,367      2,773      1,466    102,773      3,232      1,925    103,232
        5      1,000      5,802      2,937      1,630    102,938      3,548      2,241    103,549      4,265      2,958    104,266

        6      1,000      7,142      3,483      2,321    103,484      4,340      3,178    104,341      5,387      4,225    105,387
        7      1,000      8,549      4,001      2,984    104,002      5,146      4,129    105,147      6,602      5,585    106,603
        8      1,000     10,027      4,492      3,619    104,492      5,967      5,095    105,968      7,921      7,049    107,922
        9      1,000     11,578      4,953      4,517    104,953      6,800      6,365    106,801      9,351      8,916    109,352
       10      1,000     13,207      5,384      5,384    105,385      7,647      7,647    107,647     10,903     10,903    110,904

       11      1,000     14,917      5,783      5,783    105,784      8,502      8,502    108,503     12,585     12,585    112,586
       12      1,000     16,713      6,148      6,148    106,149      9,365      9,365    109,366     14,408     14,408    114,408
       13      1,000     18,599      6,478      6,478    106,478     10,235     10,238    110,235     16,384     16,384    116,384
       14      1,000     20,579      6,770      6,770    106,771     11,108     11,108    111,108     18,526     18,526    118,527
       15      1,000     22,657      7,023      7,023    107,024     11,981     11,981    111,982     20,848     20,848    120,848

       16      1,000     24,840      7,276      7,276    107,277     12,926     12,926    112,926     23,495     23,495    123,496
       17      1,000     27,132      7,483      7,483    107,483     13,870     13,870    113,870     26,379     26,379    126,379
       18      1,000     29,539      7,636      7,636    107,636     14,805     14,805    114,806     29,516     29,516    129,517
       19      1,000     32,066      7,730      7,730    107,730     15,727     15,727    115,727     32,929     32,929    132,929
       20      1,000     34,719      7,758      7,758    107,758     16,624     16,624    116,624     36,637     36,637    136,637

     @ 65      1,000     69,761      1,428      1,428    101,428     21,596     21,596    121,597    105,362    105,362    205,363

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 1 of 2

FEMALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
         1      1,000      1,050        600          0    100,601        646          0    100,647        693          0    100,693
         2      1,000      2,153      1,329        476    101,330      1,464        610    101,464      1,604        750    101,605
         3      1,000      3,310      2,035        840    102,036      2,305      1,109    102,305      2,597      1,401    102,597
         4      1,000      4,526      2,717      1,522    102,718      3,169      1,973    103,169      3,677      2,482    103,678
         5      1,000      5,802      3,373      2,178    103,374      4,055      2,859    104,055      4,853      3,658    104,853

         6      1,000      7,142      4,004      2,940    104,004      4,963      3,899    104,963      6,132      5,068    106,133
         7      1,000      8,549      4,606      3,673    104,606      5,891      4,959    105,892      7,522      6,590    107,523
         8      1,000     10,027      5,180      4,379    105,180      6,841      6,040    106,841      9,035      8,234    109,036
         9      1,000     11,578      5,727      5,327    105,727      7,812      7,412    107,813     10,682     10,283    110,683
        10      1,000     13,207      6,247      6,247    106,248      8,806      8,806    108,807     12,478     12,478    112,478

        11      1,000     14,917      6,747      6,747    106,748      9,830      9,830    109,831     14,442     14,442    114,443
        12      1,000     16,713      7,227      7,227    107,228     10,885     10,885    110,886     16,594     16,594    116,594
        13      1,000     18,599      7,687      7,687    107,687     11,972     11,972    111,972     18,950     18,950    118,950
        14      1,000     20,579      8,126      8,126    108,127     13,091     13,091    113,091     21,530     21,530    121,531
        15      1,000     22,657      8,546      8,546    108,546     14,244     14,244    114,244     24,358     24,358    124,358

        16      1,000     24,840      8,994      8,994    108,994     15,516     15,516    115,517     27,609     27,609    127,609
        17      1,000     27,132      9,422      9,422    109,423     16,834     16,834    116,834     31,192     31,192    131,192
        18      1,000     29,539      9,830      9,830    109,830     18,197     18,197    118,198     35,141     35,141    135,142
        19      1,000     32,066     10,213     10,213    110,214     19,606     19,606    119,607     39,493     39,493    139,493
        20      1,000     34,719     10,575     10,575    110,575     21,063     21,063    121,064     44,291     44,291    144,292

      @ 65      1,000     69,761     12,554     12,554    112,554     40,342     40,342    140,343    143,916    143,916    243,917

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                        PHOENIX LIFE AND ANNUITY COMPANY                                                Page 2 of 2

FEMALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
                                                                                                   INITIAL ANNUAL PREMIUM:   $1,000


          THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT  SURRENDER     DEATH
            PREMIUM     ACCUM.     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE     VALUE      BENEFIT
   YEAR     PAYMENTS    @ 5.0%      @ 0%       @ 0%        @0%        @ 6%      @ 6%       @ 6%       @ 12%     @ 12%       @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        532          0    100,533        576          0    100,576        620          0    100,621
        2      1,000      2,153      1,194        340    101,194      1,320        466    101,320      1,451        597    101,452
        3      1,000      3,310      1,833        638    101,833      2,083        888    102,083      2,354      1,159    102,355
        4      1,000      4,526      2,448      1,253    102,449      2,865      1,670    102,866      3,336      2,141    103,337
        5      1,000      5,802      3,038      1,843    103,039      3,666      2,471    103,666      4,402      3,207    104,402

        6      1,000      7,142      3,603      2,539    103,604      4,484      3,420    104,485      5,559      4,496    105,560
        7      1,000      8,549      4,140      3,207    104,140      5,318      4,385    105,318      6,815      5,882    106,815
        8      1,000     10,027      4,649      3,848    104,649      6,167      5,366    106,168      8,177      7,376    108,178
        9      1,000     11,578      5,130      4,731    105,131      7,033      6,633    107,034      9,658      9,258    109,659
       10      1,000     13,207      5,585      5,585    105,586      7,917      7,917    107,917     11,269     11,269    111,270

       11      1,000     14,917      6,013      6,013    106,014      8,817      8,817    108,817     13,023     13,023    113,023
       12      1,000     16,713      6,414      6,414    106,414      9,734      9,734    109,735     14,932     14,932    114,933
       13      1,000     18,599      6,785      6,785    106,785     10,666     10,666    110,667     17,010     17,010    117,011
       14      1,000     20,579      7,126      7,126    107,126     11,613     11,613    111,613     19,273     19,273    119,273
       15      1,000     22,657      7,435      7,435    107,436     12,573     12,573    112,573     21,737     21,737    121,738

       16      1,000     24,840      7,755      7,755    107,755     13,619     13,619    113,619     24,555     24,555    124,556
       17      1,000     27,132      8,039      8,039    108,040     14,682     14,682    114,682     27,642     27,642    127,642
       18      1,000     29,539      8,285      8,285    108,286     15,759     15,759    115,760     31,021     31,021    131,022
       19      1,000     32,066      8,487      8,487    108,488     16,846     16,846    116,846     34,718     34,718    134,719
       20      1,000     34,719      8,645      8,645    108,646     17,940     17,940    117,940     38,766     38,766    138,767

     @ 65      1,000     69,761      6,695      6,695    106,696     29,570     29,570    129,571    119,441    119,441    219,441

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


                              RULE 484 UNDERTAKING

    Section 5.9 of the Connecticut Corporation Law & Practice, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article V of the Bylaws of the Company provides that: "Each person who is or was a director or officer of the Company (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Company as of right to full extent permitted or authorized by the laws of the State of Connecticut against any liability, cost or expense asserted against him and incurred by him by reason of his capacity as a director or officer, or arising out of his status as a director or officer."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                 REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A)
                   UNDER THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life and Annuity Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life and Annuity Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents:

    The facing sheet.

    The cross-reference sheet to Form N-8B-2.

    The Prospectus describing Phoenix Life and Annuity Company's Flex Edge Success, consisting of 54 pages.

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation Pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

    The signature pages.

    The powers of attorney, filed via Edgar with the Registration Statement on September 27, 1996 and incorporated herein by reference.

    Written consents of the following persons:

         (a)  Edwin L. Kerr, Esq.*

         (b)  PricewaterhouseCoopers, LLP*

         (c)  Paul M. Fischer, FSA, CLU, ChFC*

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A. (1) Resolution of the Board of Directors of Depositor establishing the VUL Account, filed via Edgar with the Registration Statement on September 27, 1996 and incorporated herein by reference.

         (2)  Not Applicable.

         (3)  Distribution of Policies:

              (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated October 27, 1997, filed via Edgar with Pre-Effective Amendment No. 2 on November 4, 1997 and incorporated herein by reference.

              (b) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with Pre-Effective Amendment No. 2 on November 4, 1997 and incorporated herein by reference.

              (c)  Not Applicable.

         (4)  Not Applicable.

         (5)  Specimen Policies with optional riders.

              Flexible Premium Variable Universal Life Insurance Policy Form Number V604 of Depositor filed via Edgar with Pre-Effective Amendment No. 1 on March 14, 1997 and incorporated herein by reference.

         (6) (a) Charter of Phoenix Life and Annuity Company, filed via Edgar with the Registration Statement on September 27, 1996 and incorporated herein by reference.

                   (1) Certificate of Incorporation dated November 2, 1981.

                   (2) Certificate of Amendment of its Articles of Incorporation
                       dated March 16, 1984.

                   (3) Certificate of Amendment of its Articles of Incorporation
                       dated April 18, 1985.

                   (4) Certificate of Amendment of its Articles of Incorporation
                       dated December 3, 1992.

                   (5) Certificate of Amendment of its Articles of Incorporation
                       dated May 9, 1996.

              (b) Certificate of Redomestication and Amended and Restated Certificate of Incorporation dated April 21, 1997 filed via Edgar with Pre-Effective Amendment No. 2 on November 4, 1997 and incorporated herein by reference.

              (c) By-Laws of Phoenix Life and Annuity Company filed via Edgar with Post-Effective Amendment No. 1 on April 30, 1998 and incorporated herein by reference.

         (7)  Not Applicable.

         (8)  Not Applicable.

         (9)  Not Applicable.

        (10) Form of application for Flex Edge Success filed via Edgar with Pre-Effective Amendment No. 1 on March 14, 1997 and incorporated herein by reference.

        (11) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies filed via Edgar with Pre-Effective Amendment No. 1 on March 14, 1997 and incorporated herein by reference.

2. Opinion of Edwin L. Kerr, Esq., Counsel of Depositor as to the legality of the securities being registered filed via Edgar with Post-Effective Amendment No. 1 on April 30, 1998 and incorporated herein by reference.

3. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

4. Not Applicable.

5. Not Applicable.

6. Consent of PricewaterhouseCoopers, LLP.*

7. Consent of Edwin L. Kerr, Esq.*

8. Opinion and Consent of Paul M. Fischer, FSA, CLU, ChFC.*

--------------

*    Filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life and Annuity Variable Universal Life Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1993 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April, 1999.

                        PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
                        --------------------------------------------------------
                                              (Registrant)

                        By:       PHOENIX LIFE AND ANNUITY COMPANY
                                  -----------------------------------------
                                    (Depositor)

                        By:       /s/ Dona D. Young
                                  -----------------------------------------
                                  *Dona D. Young, Executive Vice President,
                                  Individual Insurance and General Counsel

  ATTEST:             /s/Emily J. Poriss
          -------------------------------------------------
               Emily J. Poriss, Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1999.

                SIGNATURE                     TITLE
                ---------                     -----

                                              Director
----------------------------------------
            *Richard H. Booth

                                              Director
----------------------------------------
           *Robert G. Chipkin

                                              Chairman of the Board, President
----------------------------------------      and Chief Executive Officer
          *Robert W. Fiondella                (Principal Executive Officer)

                                              Director
----------------------------------------
           *Joseph E. Kelleher

                                              Director
----------------------------------------
          *Robert G. Lautensack

                                              Director
----------------------------------------
          *Philip R. McLoughlin

                                              Director, Executive Vice
----------------------------------------      President, Chief Financial Officer
           *David W. Searfoss                 and Treasurer (Principal
                                              Accounting and Financial Officer)

                                              Director
----------------------------------------
              *Simon Y. Tan

                                              Director
----------------------------------------
             *Dona D. Young


  By:         /s/ Dona D. Young
      ------------------------------------------------
  * Dona D. Young as Attorney-in-Fact pursuant to Powers of Attorney, copies of which were previously filed.

                                     S-1(c)